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                                                                   EXHIBIT 99(b)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                (SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002)


     In connection with the Quarterly Report of The UniMark Group, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and date indicated below, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, except that the Company's financial statements have not been reviewed by independent public accountants as required pursuant to Rule 10-01(d); and

(2) The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.


Date:     January 16, 2003               /s/ David E. Ziegler
          ------------------           -----------------------------------
                                       David E. Ziegler, Chief Financial Officer
                                       (Principal Accounting Officer)